UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22497

Strategy Shares

(Exact name of registrant as specified in charter)

36 North New York Avenue, Huntington, NY 11743

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 477-3837

Date of fiscal year end: April 30

Date of reporting period: April 30, 2020

Item 1. Reports to Stockholders.

strategyshares

Annual Shareholder Report

Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL)

Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO)

A P R I L  3 0 ,  2 0 2 0

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Strategy Shares’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on http://strategysharesetfs.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by notifying your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

strategyshares

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Strategy Shares Nasdaq 7HANDL™ Index ETF (Unaudited)	April 30, 2020

Management’s Discussion of Fund Performance

Dear Shareholder:

Strategy Shares Nasdaq 7HANDL™ Index ETF (“HNDL” or the “Fund”) seeks investment results that correlate generally, before fees and expenses, to the price and yield performance of the Nasdaq 7HANDL™ Index (the “Index”). The Index generally consists of securities issued by exchange-traded funds (“ETFs”) and is split into two components, with a 50% allocation to fixed income and equity ETFs (the “Core Portfolio”) and a 50% allocation to ETFs of 12 asset categories (the “Explore Portfolio”) that have historically provided high levels of income. Because the Index consists of securities issued by other investment companies, HNDL operates as a “fund of funds.”

For the fiscal year ended April 30, 2020, HNDL generated a total return of 5.98% at net asset value (“NAV”) and 5.71% at market value. During this period, the Index returned 7.70% and the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 10.84%. The Fund’s exposure to equity and alternative ETFs were the primary drivers of the underperformance versus the benchmark. The five best performing holdings were Invesco QQQ Trust Series 1 (Ticker: QQQ, Category: US Equity), Vanguard Total Bond Market ETF (Ticker: BND, Category: US Fixed Income), Schwab U.S. Aggregate Bond ETF (Ticker: SCHZ, Category: US Fixed Income), SPDR Portfolio Aggregate Bond ETF (Ticker: SPAB, Category: US Fixed Income), and WisdomTree 90/60 U.S. Balanced Fund (Ticker: NTSX, Category: US Blend). The five weakest performing holdings were Global X MLP ETF (Ticker: MLPA, Category: US Alternatives), Schwab U.S. REIT ETF (Ticker: SCHH, Category: US Equity), Xtrackers USD High Yield Corporate Bond ETF (Ticker: HYLB, Category: US Fixed Income), Global X Nasdaq 100® Covered Call ETF (Ticker: QYLD, Category: US Alternatives), and Vanguard Total Stock Market ETF (Ticker: VTI, Category: US Equity).

In order to allow shareholders of the Fund to realize a predictable, but not assured, level of cash flow, HNDL has adopted a policy (which may be modified at any time by its Board of Trustees) to pay monthly distributions on Fund shares at a target rate that represents an annualized payout of approximately 7.0% on the Fund’s per-share NAV on the date of a distribution’s declaration. For the fiscal year ended April 30, 2020, HNDL paid out total distributions of $1.68 per share, during which period the average NAV on the distribution calculation date was $24.03. A portion of these distributions represented return of capital.

We are pleased with the performance of the Fund and its underlying index. We appreciate your confidence and continued interest in the Fund.

Sincerely,

David Miller

Portfolio Manager

Strategy Shares Nasdaq 7HANDL™ Index ETF

7HANDL investment risk. Investment in a fund of funds is subject to the risks and expenses of the underlying funds. Diversification and asset allocation may not protect against market risk or loss of principal. Certain sectors and markets perform exceptionally well based on current market conditions and the Nasdaq 7HANDL ETF can benefit from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such results will be repeated. The use of leverage can amplify the effects of market volatility on the fund’s share price and make the fund’s returns more volatile. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the fund to have higher expenses than those of funds that do not use such techniques. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks - Principal Investment Strategies - Distribution Policy and Goals” section in the Fund’s Prospectus.

ETF risk. The market price of Fund shares will fluctuate based on changes in the Fund’s NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for Fund shares may not develop and market trading in the Fund shares may be halted under certain circumstances.

This material represents the manager’s assessment of the Fund and market environment as of April 30, 2020 and should not be relied upon by the reader as research, tax or investment advice, is subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to exchange traded fund investments. In addition, the Fund’s returns do not reflect brokerage fees that an investor in the Fund may pay. If these commissions were reflected, performance would have been lower.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). An investor cannot invest directly in an index.

Annual Shareholder Report | 1

Strategy Shares Nasdaq 7HANDL™ Index ETF(Unaudited) (Continued)

Investment Objective

Strategy Shares Nasdaq 7HANDL™ Index ETF seeks to achieve investment results that correlate generally, before fees and expenses, to the price and yield performance of the Nasdaq 7HANDL™ Index.

Fund Performance (as of 4/30/20)

	Average Annual Total Returns		Expense Ratios(a)
	One Year	Inception(b)	Gross	Net
Strategy Shares Nasdaq 7HANDL™ Index ETF - Total Return (at Net Asset Value)(c)	5.98%	4.13%	2.55%	1.20%
Strategy Shares Nasdaq 7HANDL™ Index ETF - Total Return (at Market Value)(d)	5.71%	4.12%	2.55%	1.20%
Nasdaq 7HANDL™ Index	7.70%	5.68%	N/A	N/A
Bloomberg Barclays U.S. Aggregate Bond Index(e)	10.84%	6.16%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results.. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.. The performance data quoted represent past performance and current returns may be lower or higher.. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.. The performance above reflects any fee reductions during the applicable periods.. If such fee reductions had not occurred, the quoted performance would be lower.. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://strategysharesetfs..com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in Strategy Shares Nasdaq 7HANDL™ Index ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a)	The expense ratios reflect the expense ratios as reported in the Fund’s prospectus dated September 1, 2019. However, the Advisor has agreed to contractual waivers in effect through August 31, 2020 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2020 can be found in the Financial Highlights.

(b)	Commencement of operations: January 16, 2018.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and collateralized mortgage-backed securities (agency and non-agency). An investor cannot invest directly in an index.

2 | Annual Shareholder Report

Expense Examples (Unaudited)	April 30, 2020

As a Fund shareholder, you may incur two types of costs:

(1) transaction costs, including commissions on trading, as applicable; and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense examples below are based on an investment of $1,000 invested at November 1, 2019 and held through the period ended April 30, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $ 8,600 account value divided by $ 1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Actual Ending	Hypothetical	Actual			Hypothetical	Annualized
	Account	Account	Ending	Expenses		Total	Expenses	Net Expense
	Value	Value	Account Value	Paid During		Return	Paid During	Ratio During
Fund	11/1/19	4/30/20	4/30/20	the Period		at NAV	the Period(1)(2)	the Period
Strategy Shares Nasdaq 7HANDL™ Index ETF	$1,000.00	$1,002.50	$1,020.14	$4.73	(3)	0.25%	$4.77	0.95%
Strategy Shares Newfound/ReSolve Robust Momentum ETF	1,000.00	861.80	1,021.13	3.45	(4)	(13.82)%	3.77	0.75%

(1)	Expenses are equal to the average hypothetical account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

(2)	Represents the hypothetical 5% annual return before taxes.

(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(4)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period).

Annual Shareholder Report | 3

Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL)	April 30, 2020

Portfolio of Investments Summary Table

Percentage of Fair Value
Exchange-Traded Funds	100.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2020, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Fair Value
Exchange-Traded Funds — 87.6%
7,684	Fidelity MSCI Utilities Index ETF	$285,076
9,406	Global X MLP ETF	266,566
59,466	Global X Nasdaq 100 Covered Call ETF	1,193,483
26,384	Global X U.S. Preferred ETF	624,245
34,680	Hartford Total Return Bond ETF	1,417,718
6,494	Invesco QQQ Trust	1,421,602
17,408	Invesco Taxable Municipal Bond ETF	550,093
7,208	iShares Core S&P Total U.S. Stock Market ETF	466,790
12,478	iShares MBS ETF	1,386,306
35,564	Schwab U.S. Aggregate Bond ETF	1,983,759
6,154	Schwab U.S. REIT ETF	217,052
63,886	SPDR Portfolio Aggregate Bond ETF	1,954,912
1,802	Vanguard Dividend Appreciation ETF	204,707
11,016	Vanguard Intermediate-Term
	Corporate Bond ETF	1,006,312
1,734	Vanguard S&P 500 ETF	463,151
22,610	Vanguard Total Bond Market ETF	1,978,601
3,196	Vanguard Total Stock Market ETF	466,105
12,002	WisdomTree 90/60 U.S. Balanced Fund	345,538
25,840	Xtrackers USD High Yield Corporate Bond ETF	1,183,989
Total Exchange-Traded Funds (Cost $16,943,929)		$17,416,005
Total Investments — 87.6% (Cost $16,943,929)		$17,416,005
Other Assets less Liabilities — 12.4%		2,474,832

Net Assets — 100.0%		$19,890,837

ETF — Exchange-Traded Fund

MBS — Mortgage-Backed Security

MLP — Master Limited Partnership

REIT — Real Estate Investment Trust

S&P — Standard and Poor’s

SPDR — Standard and Poor’s Depositary Receipts

USD — United States Dollar

Total Return Swap Agreement

							Value and
							Unrealized
Pay/	Financing			Payment	Expiration	Notional	Appreciation/
Receive	Rate	Description	Counterparty	Frequency	Date	Amount	(Depreciation)
Pay	1-Month USD-LIBOR + 80 bps	Nasdaq 7HANDL™ Index	BNP Paribas SA	Monthly	1/7/21	$8,004,627	$364,241

SA — Societe Anonyme (French public limited company)

The derivative instruments outstanding as of April 30, 2020, as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on swaps during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

(See notes which are an integral part of the Financial Statements)

4 | Annual Shareholder Report

Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO)	April 30, 2020

Portfolio of Investments Summary Table

Percentage of Fair Value
Exchange-Traded Funds	100.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2020, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Fair Value
Exchange-Traded Funds — 99.7%
114	iShares 1-3 Year Treasury Bond ETF	$9,895
160,436	iShares 7-10 Year Treasury Bond ETF	19,520,248
152	iShares Core MSCI EAFE ETF	8,061
3,002	iShares Core S&P 500 ETF	874,062
Total Exchange-Traded Funds (Cost $20,189,426)		$20,412,266
Total Investments — 99.7% (Cost $20,189,426)		$20,412,266
Other Assets less Liabilities — 0.3%		59,828

Net Assets — 100.0%		$20,472,094

ETF — Exchange-Traded Fund

MSCI EAFE — MSCI Europe, Australasia and Far East

S&P — Standard and Poor’s

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 5

Statements of Assets and Liabilities	April 30, 2020

		Strategy Shares
	Strategy Shares	Newfound/ReSolve
	Nasdaq 7HANDL™	Robust Momentum
	Index ETF (HNDL)	ETF (ROMO)
Assets:
Investments, at value (Cost $16,943,929 and $20,189,426)	$17,416,005	$20,412,266
Cash and Cash Equivalents	2,128,717	81,416
Dividends and interest receivable	4,005	—
Unrealized appreciation on swap agreement	364,241	—
Receivable from Advisor	7,784	4,695
Prepaid expenses	5,492	3,836
Total Assets	19,926,244	20,502,213
Liabilities:
Accrued expenses:
Administration	7,206	455
Administrative support	2,500	2,500
Custodian	600	300
Fund accounting	100	15
Other	25,001	26,849
Total Liabilities	35,407	30,119
Net Assets	$19,890,837	$20,472,094
Net Assets consist of:
Paid in Capital	$20,292,662	$23,866,313
Total Distributable Earnings / (Loss)	(401,825)	(3,394,219)
Net Assets	$19,890,837	$20,472,094

Net Assets:	$19,890,837	$20,472,094
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	850,000	950,000
Net Asset Value (offering and redemption price per share):	$23.40	$21.55

(See notes which are an integral part of the Financial Statements)

6 | Annual Shareholder Report

Statements of Operations

		Strategy Shares
	Strategy Shares	Newfound/ReSolve
	Nasdaq 7HANDL™	Robust Momentum
	Index ETF (HNDL)	ETF (ROMO)
		For the period
		November 1, 2019(a)
	Year Ended	through
	April 30, 2020	April 30, 2020
Investment Income:
Dividend income	$680,302	$102,451
Total Investment Income	680,302	102,451
Expenses:
Advisory	119,334	29,546
Administration	33,185	1,809
Administrative support	30,000	15,000
Fund accounting	447	42
Custodian	2,927	906
Trustee	9,493	3,698
Compliance services	9,849	4,495
Legal and audit	30,667	20,970
Printing	17,562	6,100
Other fees	25,685	12,248
Total Expenses before fee reductions	279,149	94,814
Expenses contractually waived or reimbursed by the Advisor	(90,330)	(49,237)
Total Net Expenses	188,819	45,577
Net Investment Income	491,483	56,874
Realized and Unrealized Gains (Losses):
Net realized losses from investment transactions	(109,455)	(3,635,659)
Net realized gains from in-kind transactions	129,219	42,527
Net realized losses from swap agreements	(278,324)	—
Change in unrealized appreciation on investments	90,455	222,840
Change in unrealized appreciation on swaps	345,440	—
Net Realized and Unrealized Gains (Losses)	177,335	(3,370,292)
Change in Net Assets Resulting From Operations	$668,818	$(3,313,418)

(a)	Commencement of operations.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 7

Statements of Changes in Net Assets

			Strategy Shares
			Newfound/ReSolve
	Strategy Shares Nasdaq		Robust Momentum
	7HANDL™ Index ETF (HNDL)		ETF (ROMO)
			For the period
			November 1, 2019(a)
	Year Ended	Year Ended	through
	April 30, 2020	April 30, 2019	April 30, 2020
From Investment Activities:
Operations:
Net investment income	$491,483	$206,398	$56,874
Net realized losses from investment transactions and swap agreements	(258,560)	(141,962)	(3,593,132)
Change in unrealized appreciation/depreciation on investments and swaps	435,895	471,597	222,840
Change in net assets resulting from operations	668,818	536,033	(3,313,418)
Distributions to Shareholders From:
Net investment income	(1,175,786)	(341,012)	(41,764)
Return of capital	(231,430)	(266,122)	—
Change in net assets from distributions	(1,407,216)	(607,134)	(41,764)
Capital Transactions:
Proceeds from shares issued	13,238,535	10,084,271	25,599,610
Cost of shares redeemed	(5,051,536)	(1,146,854)	(1,772,334)
Change in net assets from capital transactions	8,186,999	8,937,417	23,827,276
Change in net assets	7,448,601	8,866,316	20,472,094
Net Assets:
Beginning of period	12,442,236	3,575,920	—
End of period	$19,890,837	$12,442,236	$20,472,094
Share Transactions:
Issued	550,000	425,000	1,025,000
Redeemed	(225,000)	(50,000)	(75,000)
Change in shares	325,000	375,000	950,000

(a)	Commencement of operations.

(See notes which are an integral part of the Financial Statements)

8 | Annual Shareholder Report

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Financial Highlights	Strategy Shares

	Net Asset			Net		Distributions
	Value,	Net		realized and	Total from	from net	Distributions
	beginning	investment		unrealized	investment	investment	from return
	of period	income		gains (losses)	activities	income	of capital
Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL)
Year Ended April 30, 2020	$23.70	0.59	(f)	0.79	1.38	(1.40)	(0.28)
Year Ended April 30, 2019	$23.84	0.56	(f)	0.95	1.51	(0.92)	(0.73)
January 16, 2018(g) through April 30, 2018	$25.00	0.13		(0.87)	(0.74)	—	(0.42)

Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO)
November 1, 2019(g) through April 30, 2020	$25.15	0.11	(f)	(3.56)	(3.45)	(0.15)	—

(a)	Not annualized for periods less than one year.

(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(c)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(d)	Annualized for periods less than one year.

(e)	Certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)	Calculated using the average shares method.

(g)	Commencement of operations.

(See notes which are an integral part of the Financial Statements)

10 | Annual Shareholder Report

				Ratio of	Ratio of	Ratio of
				Net Expenses	Gross Expenses	Net Investment	Net Assets at
Total	Net Asset Value,	Total return	Total return	to Average	to Average	Income to Average	end of period	Portfolio
distributions	end of period	at NAV(a)(b)	at market(a)(c)	Net Assets(d)	Net Assets(d)(e)	Net Assets(d)	(000’s)	turnover(a)
(1.68)	$23.40	5.98%	5.71%	0.95%	1.40%	2.47%	$19,891	83%
(1.65)	$23.70	6.65%	6.68%	0.95%	2.30%	2.41%	$12,442	118%
(0.42)	$23.84	(2.96)%	(2.76)%	0.95%	6.33%	2.00%	$3,576	18%
(0.15)	$21.55	(13.82)%	(13.70)%	0.75%	1.56%	0.94%	$20,472	145%

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 11

Notes to Financial Statements	April 30, 2020

(1)	Organization

Strategy Shares (the “Trust”) was organized on September 7, 2010 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. Currently, the Trust offers its Shares in three separate series. The accompanying Financial Statements relate to the following series: Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL) (“Nasdaq 7HANDL™ Index ETF”) and Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO) (“Newfound/ReSolve Robust Momentum ETF”) (individually referred to as a “Fund”, or collectively as the “Funds”). Each Fund is classified as diversified under the 1940 Act. The Funds are each a passively-managed exchange-traded fund. The investment objective of the Nasdaq 7HANDL™ Index ETF is to seek investment results that correlate generally, before fees and expenses, to the price and yield performance of the Nasdaq 7HANDL™ Index. The investment objective of the Newfound/ ReSolve Robust Momentum ETF is to seek to provide investment returns that correspond, before fees and expenses, to the performance of the Newfound/ReSolve Robust Equity Momentum Index. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies, and strategies. The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

The Newfound/ReSolve Robust Momentum ETF commenced operations on November 1, 2019.

Shares of the Newfound/ReSolve Robust Momentum ETF are listed and traded on the Cboe BZX Exchange, Inc. Shares of the Nasdaq 7HANDL™ Index ETF are listed and traded on the Nasdaq. Market prices for the Shares may be different from their net asset value (“NAV”). Each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks, currently 25,000 Shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Under the Trust’s organizational documents, its officers and Board of Trustees (“the Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A.	Investment Valuations

The Funds hold investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures adopted by the Trust’s Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Quoted prices in active markets for identical assets.

●	Level 2 – Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable pricing inputs at the measurement date (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Equity securities (including foreign equity securities) traded on a securities exchange are valued at the last reported sales price on the principal exchange. Equity securities quoted by Nasdaq are valued at the Nasdaq official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by a security pricing service. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Swaps are priced daily based on the underlying index and are typically categorized as Level 2 in the fair value hierarchy.

12 | Annual Shareholder Report

Notes to Financial Statements (Continued)

The following table provides the fair value measurement as of April 30, 2020.

			Total
Fund	Level 1	Level 2	Investments
Nasdaq 7HANDL™ Index ETF
Exchange-Traded Funds	$17,416,005	$—	$17,416,005
Other Financial Instruments(1)
Total Return Swap Agreement	—	364,241	364,241
Total Investments	$17,416,005	$364,241	$17,780,246
Newfound/ReSolve Robust Momentum ETF
Exchange-Traded Funds	$20,412,266	$—	$20,412,266
Total Investments	$20,412,266	$—	$20,412,266

(1)	Other Financial Instruments are derivative instruments not reflected in the total investments, such as swap agreements, which are valued at fair value.

For the fiscal periods ended April 30, 2020, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

B.	Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

C.	Cash and Cash Equivalents

Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

D.	Derivative Instruments

Swap Agreements: The Funds may enter into swap agreements (“swaps”) in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had been invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a

“notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Total Return Swaps: The Funds may enter into total return swaps to gain or mitigate exposure to the underlying securities or indices. In “long” total return swaps, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swaps would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The Fund will agree to pay to the counterparty an amount equal to a fixed or floating rate of interest on the notional amount of the swaps plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Total return swaps do not involve the delivery of securities or other underlying instruments. Until a total return swap is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Fund on the notional amount is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements.” A Fund may enter into total return swaps that provide the opposite return of its benchmark index or security (“short” the index or security). Its operations are similar to those swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swaps plus, in certain instances, the Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted against any unrealized appreciation or depreciation to determine the value of the swaps.

The primary risks associated with the use of swaps are an imperfect correlation between the prices of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform under the agreement. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The Fund will bear the counterparty risk, i.e., the risk of loss of the net amount, if any, expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. As of April 30, 2020, the Nasdaq 7HANDL™ Index ETF invested in a total return swap. The unrealized gain or loss at April 30, 2020 is disclosed in the Total Return Swap Agreement table found earlier in this report.

Summary of Derivative Instruments

The following table summarizes the fair values of derivative instruments on the Nasdaq 7HANDL™ Index ETF’s Statement of Assets and Liabilities, categorized by risk exposure, as of April 30, 2020.

	Assets	Liabilities
	Unrealized Appreciation	Unrealized Depreciation
Fund	on Swap Agreement	on Swap Agreement
Equity Risk Exposure:
Nasdaq 7HANDL™ Index ETF	$364,241	$—

Annual Shareholder Report | 13

Notes to Financial Statements (Continued)

The following table presents the effect of derivative instruments on the Nasdaq 7HANDL™ Index ETF’s Statement of Operations, categorized by risk exposure, for the fiscal year ended April 30, 2020.

	Net Realized Losses	Change in Unrealized
	on Swap Agreements	Appreciation on
	Recognized as a Result	Swaps Recognized
Fund	from Operations	from Operations
Equity Risk Exposure:
Nasdaq 7HANDL™ Index ETF	$(278,324)	$345,440

E.	Dividends and Distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. For the Newfound/ReSolve Robust Momentum ETF, dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. For the Nasdaq 7HANDL™ Index ETF, dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments, differing treatment of income relating to swap agreements), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to wash sales and differing treatment on certain investments. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

The Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

F.	Allocation of Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among all series of the Trust in relation to the net assets of each series or on another reasonable basis. The Trust may share expenses with Mutual Fund & Variable Insurance Trust, another open-end management investment company managed by Rational Advisors, Inc. (the “Advisor”). Those expenses that are shared are allocated proportionally among each of the trusts or on another reasonable basis.

(3)	Investment Advisory and Other Contractual Services

A.	Investment Advisory Fees

The Advisor serves as the Funds’ investment advisor. The Advisor is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisors of other funds in the same group of investment companies also known as a “fund complex”. The Nasdaq 7HANDL™ Index ETF pays 0.60% of the Fund’s average daily net assets, computed daily and paid monthly, for the advisory services it receives from the Advisor. The Newfound/ReSolve Robust Momentum ETF pays 0.49% of the Fund’s average daily net assets, computed daily and paid monthly, for the advisory services it receives from the Advisor.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Funds (exclusive of acquired fund fees and expenses; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges), taxes, short sale dividends and interest expenses, expense incurred in connection with the Funds’ compliance with the liquidity requirements of Rule 22e-4 under the 1940 Act and the Investment Company Reporting Modernization Rules; and non-routine or extraordinary expenses (such as litigation or reorganizational costs)) in order to limit total annual fund operating expenses after fee waivers and expense reimbursement to 0.95% for the Nasdaq 7HANDL™ Index ETF and 0.75% for the Newfound/ReSolve Robust Momentum ETF of the Fund’s average annual daily net assets (“Expense Cap”). The Expense Cap will remain in effect until at least August 31, 2020 for the Nasdaq 7HANDL™ Index ETF and August 31, 2021 for the Newfound/ReSolve Robust Momentum ETF. The Expense Cap may be terminated earlier only upon the approval of the Board. The Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years after the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of recoupment.

As of April 30, 2020, the Advisor may recoup amounts from the Funds as follows:

	Expires	Expires	Expires
Fund	4/30/21	4/30/22	4/30/23	Total
Nasdaq 7HANDL™ Index ETF	$55,481	$115,986	$90,330	$261,797
Newfound/ReSolve Robust Momentum ETF	—	—	49,237	49,237

B.	Administration, Transfer Agent and Accounting Fees

Citi Fund Services Ohio, Inc. (“Citi”) provides financial administration, transfer agency and portfolio accounting services to the Trust. Citi performs certain services on behalf of the Trust including but not limited to: (1) preparing and filing the Trust’s periodic financial reports on forms prescribed by the Securities and Exchange Commission (“SEC”); (2) calculating Fund expenses and making required disbursements; (3) calculating Fund performance data; and (4) providing certain compliance support services. As transfer agent, Citi issues shares of a Fund in Creation Units to fill purchase orders for Fund shares, maintains records of the issuance and redemption of each Fund’s shares, and acts as each Fund’s dividend disbursing agent. As portfolio accountant, Citi maintains certain financial records of the Trust and provides accounting services to each Fund which include the daily calculation of each Fund’s NAV. Citi also performs certain other services on behalf of the Trust including providing financial information for the Trust’s federal and state tax returns and financial reports required to be filed with the SEC. For these services, each Fund pays Citi a fee accrued daily and paid monthly based on a percentage of each Fund’s average net assets, subject to a minimum annual fee. The fees are based on two different Series. The Nasdaq 7HANDL™ Index ETF is in Series 1 and its fees are as follows:

–	0.040% of the first $500 million in aggregate net assets of the Funds in Series 1;

–	0.035% of the aggregate net assets of the Funds in Series 1 in excess of $500 million to $1 billion; and

–	0.020% of the aggregate net assets of the Funds in Series 1 in excess of $1 billion

14 | Annual Shareholder Report

Notes to Financial Statements (Continued)

The asset-based fees are subject to an annual minimum, allocated among the funds in Series 1, equal to the number of Funds in Series 1 multiplied by $50,000.

The Newfound/ReSolve Robust Momentum ETF is in Series 2 and its fees are as follows:

–	0.030% of the first $1 billion in aggregate net assets of the Funds in Series 2;

–	0.020% of the aggregate net assets of the Funds in Series 2 in excess of $1 billion to $2 billion; and

–	0.010% of the aggregate net assets of the Funds in Series 2 in excess of $2 billion

For the fiscal year ended April 30, 2020, these fees were not subject to an annual minimum.

MFund Services LLC (“MFund”), an affiliate of the Advisor, provides the Funds with various management and legal administrative services. For these services, each Fund pays MFund a fee accrued daily and paid monthly based on a percentage of each Fund’s average net assets, subject to a minimum annual fee. The fees are as follows:

–	0.030% of the aggregate net assets from $0 to $1,000,000,000; and

–	0.020% of the aggregate net assets above $1,000,000,000

The asset-based fees are subject to an annual minimum of $30,000 per Fund. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties.

C.	Distribution and Shareholder Services Fees

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of each Fund’s Shares. The Distributor is compensated by the Advisor in accordance with a Distribution Services Agreement between the Advisor and the Distributor. The Trust has adopted but has yet to implement a Rule 12b-1 Distribution Plan (the “Plan”). The Plan is designed to compensate or reimburse financial intermediaries (including the Distributor, the Advisor, and their affiliates) for activities principally intended to result in the sale of Fund shares, such as advertising and marketing of shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/ or marketing services with respect to the Funds. Pursuant to the Plan, the Funds may pay a 12b-1 fee not to exceed 0.25% per year of each Fund’s average daily net assets. No 12b-1 fee is currently paid by the Funds and the Board has not approved any payments under the Plan.

D.	Custodian Fees

Citibank, N.A. (the “Custodian”), an affiliate of Citi, serves as custodian for each Fund and safeguards and holds each Fund’s cash and securities, settles each Fund’s securities transactions, and collects income on Fund investments. The Custodian receives fees based on the level of each Fund’s average daily net assets for the period plus out-of-pocket expenses.

E.	Compliance Services

Pursuant to a Compliance Services Agreement, MFund provides chief compliance officer services to the Funds. The Funds pay MFund a monthly fee plus an asset-based fee. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement.

F.	General

Certain officers of the Trust are officers, directors and/or trustees of the above companies.

The Advisor paid all organizational and offering costs of the Funds.

(4)	Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the fiscal year or period ended April 30, 2020 were as follows:

Fund	Purchases	Sales
Nasdaq 7HANDL™ Index ETF	$14,814,222	$17,299,152
Newfound/ReSolve Robust Momentum ETF	19,673,409	19,676,342

Purchases and sales of in-kind transactions for the fiscal year or period ended April 30, 2020 were as follows:

Fund	Purchases	Sales
Nasdaq 7HANDL™ Index ETF	$12,269,248	$4,473,347
Newfound/ReSolve Robust Momentum ETF	25,555,976	1,770,485

(5)	Capital Share Transactions

Shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The standard charge and maximum transaction fee for each Fund are $250 and $1,000, respectively.

From time to time, settlement of securities related to subscriptions-in-kind or redemptions-in-kind may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities payable related to in-kind transactions” on the Statements of Assets and Liabilities.

During the fiscal year ended April 30, 2020, the Funds received securities in exchange for subscriptions of capital shares (subscriptions-in-kind) as follows:

Fund	Fair Value
Nasdaq 7HANDL™ Index ETF	$12,269,248
Newfound/ReSolve Robust Momentum ETF	25,555,976

Annual Shareholder Report | 15

Notes to Financial Statements (Continued)

(6)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the fiscal year or period ended April 30, 2020, the Funds did not incur any interest or penalties. The tax year end for the Newfound/ ReSolve Robust Momentum ETF is April 30 and the tax year end for the Nasdaq 7HANDL™ Index ETF is December 31.

As of the most recent tax year end, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)
Nasdaq 7HANDL™ Index ETF	$23,156,229	$1,058,584	$(2,095)	$1,056,489
Newfound/ReSolve Robust Momentum ETF	20,240,908	171,358	—	171,358

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to basis adjustments for wash sales.

The tax character of distributions paid during the most recent tax year end were as follows:

	Distributions paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total
Fund	Income	Capital Gains	Distributions	Capital	Distributions Paid
Nasdaq 7HANDL™ Index ETF	$874,876	$—	$874,876	$231,430	$1,106,306
Newfound/ReSolve Robust Momentum ETF	41,764	—	41,764	—	41,764

The tax character of distributions paid during the previous tax year end were as follows:

	Distributions paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total
Fund	Income	Capital Gains	Distributions	Capital	Distributions Paid
Nasdaq 7HANDL™ Index ETF	$97,189	$—	$97,189	$266,122	$363,311

As of the most recent tax year end, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed		Accumulated	Unrealized	Total
	Ordinary	Long Term	Accumulated	Capital and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Earnings	Other Losses	(Depreciation)	Earnings (Deficit)
Nasdaq 7HANDL™ Index ETF	$—	$—	$—	$(243,245)	$1,056,489	$813,244
Newfound/ReSolve Robust Momentum ETF	18,541	—	18,541	(3,584,118)	171,358	(3,394,219)

Permanent Tax Differences:

As of the most recent tax year end, the following reclassifications relating primarily to redemptions in-kind and non-deductible offering costs have been made to increase (decrease) such accounts with offsetting adjustments as indicated.

	Total Distributable	Paid in
Fund	Earnings / (Loss)	Capital
Newfound/ReSolve Robust Momentum ETF	$(39,037)	$39,037

As of the most recent tax year end, the following Funds have a net capital loss carryforward (“CLCF”) as summarized in the table below. This CLCF is not subject to expiration:

Fund	Short-Term Amount	Long-Term Amount	Total
Nasdaq 7HANDL™ Index ETF	$231,289	$11,956	$243,245
Newfound/ReSolve Robust Momentum ETF	3,584,118	—	3,584,118

16 | Annual Shareholder Report

Notes to Financial Statements (Continued)

(7)	Investment Risks

ETF Risk

The NAV of a Fund can fluctuate up or down, and you could lose money investing in a Fund if the prices of the securities owned by the Fund decline. In addition, a Fund may be subject to the following risks: (1) the market price of a Fund’s shares may trade above or below its NAV; (2) an active trading market for a Fund’s shares may not develop or be maintained; or (3) trading of a Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Market Risk

Overall market risks may also affect the value of the Funds. The market values of securities or other investments owned by the Funds will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to the Funds’ net asset values, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Underlying Fund Risk

The ETFs in which the Funds invest, are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks.

As of April 30, 2020, 95.35% of the Newfound/Resolve Robust Momentum ETF’s net assets were invested in iShares 7-10 Year Treasury Bond ETF. The financial statements of iShares 7-10 Year Treasury Bond ETF, including its portfolio of investments, can be found at the SEC’s website www.sec.gov and should be read in conjunction with the Newfound/Resolve Robust Momentum ETF’s financial statements.

(8)	Subsequent Events

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of April 30, 2020.

Annual Shareholder Report | 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Strategy Shares NASDAQ 7 HANDL™ Index ETF and

Strategy Shares Newfound/ReSolve Robust Momentum ETF and

Board of Trustees of Strategy Shares

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Strategy Shares comprising the funds listed below (the “Funds”) as of April 30, 2020, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Strategy Shares NASDAQ 7 HANDL™ Index ETF	For the year ended April 30, 2020	For the years ended April 30, 2020 and 2019	For the years ended April 30, 2020, 2019 and for the period from January 16, 2018 (commencement of operations) through April 30, 2018
Strategy Shares Newfound/ReSolve Robust Momentum ETF	For the period from November 1, 2019 (commencement of operations) through April 30, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

18 | Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies with a related advisor since 2015.

COHEN & COMPANY, LTD.

Chicago, Illinois

June 25, 2020

Annual Shareholder Report | 19

Additional Information

Additional Federal Income Tax Information (Unaudited)

For the period ended April 30, 2020, the following percentages of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received
Fund	Deduction
Newfound/ReSolve Robust Momentum ETF	44.40%

For the year or period ended April 30, 2020, and December 31, 2019 for the Nasdaq 7HANDL™ Index ETF, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 and 2020 Form 1099-DIV.

For the year or period ended April 30, 2020, and December 31, 2019 for the Nasdaq 7HANDL™ Index ETF, the percentages of Qualified Dividend Income are as follows:

Fund	Qualified Dividend Income
Nasdaq 7HANDL™ Index ETF	12.38%
Newfound/ReSolve Robust Momentum ETF	51.69%

During the period ended April 30, 2020, the Newfound/ReSolve Robust Momentum ETF designated 0.03% as interest-related dividends for certain non-U.S. resident investors.

The Newfound/Resolve Robust Momentum ETF intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on April 30, 2020 are as follows:

Fund	Foreign Source Income	Foreign Tax Expense
Newfound/ReSolve Robust Momentum ETF	$0.02	$0.00

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2020. These shareholders will receive more detailed information along with their 2020 Form 1099-DIV.

Premium/Discount Information (Unaudited)

The Funds’ website at www.strategysharesetfs.com shows the previous day’s closing NAV and closing market price for each Fund’s ETF Shares. The website also discloses, in the Premium/Discount section of each Fund’s page, how frequently each Fund’s ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

20 | Annual Shareholder Report

Additional Information (Continued)

Consideration and Approval of Management Agreement between Strategy Shares and Rational Advisors, Inc. with respect to Strategy Shares Newfound/ReSolve Robust Momentum ETF (Unaudited)

In connection with a regular in-person meeting held on June 24, 2019, the Board of Trustees (the “Board” or the “Trustees”) of Strategy Shares (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of the management agreement between the Trust and Rational Advisors, Inc. (“Rational”) with respect to Strategy Shares Newfound/ReSolve Robust Momentum ETF (the “Fund”), a series of the Trust (the “Management Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement. In connection with their deliberations regarding approval of the Management Agreement, the Trustees reviewed materials prepared by Rational (the “Rational 15(c) Response”).

Nature, Extent and Quality of Services. The Trustees noted that they were familiar with the personnel who serve the Rational funds, they discussed the experience of Rational’s key personnel with respect to managing ETFs and recognized that Rational’s qualified professionals have consistently provided quality services. The Trustees noted that there were no new compliance or regulatory issues concerning Rational and noted the firm’s strong culture of compliance. After further discussion and review of the Rational 15(c) Response, the Trustees’ view was that Rational would provide an acceptable level of services to the Fund.

Performance. The Trustees could not consider the performance of the Fund as it had not yet commenced operations. The Trustees reviewed the performance of the Strategy Shares Nasdaq 7HANDL™ Index ETF (the “7HANDL ETF”), that also has a passive index-tracking strategy advised by the same investment team as the one proposed for the Fund, relative to the 7HANDL ETF’s benchmark, the Bloomberg Barclays U.S. Aggregate TR Index, and underlying index, the Nasdaq 7HANDL™ TR Index (the “7HANDL Index”), for the one year and since inception (January 16, 2018) periods ended April 30, 2019. The Board noted the 7HANDL ETF outperformed the Bloomberg Barclays U.S. Aggregate TR Index for the one year and since inception periods ended April 30, 2019 and underperformed the 7HANDL Index for the same periods.

Fees and Expenses. The Trustees considered the distinct nature of the proposed Fund’s investment strategy and compared the proposed management fee for the Fund of 0.49% of daily net assets to the median, average and high- to low- range of management fees of the funds in its respective peer group of funds and the Morningstar Tactical Allocation (ETFs) categories. The Trustees noted that there are only five active funds in the Morningstar Tactical Allocation (ETFs) category and, as a result, the constituent funds making up the peer group and the category are the same. The Trustees determined the proposed management fee is at the low end of the peer group of funds and the Morningstar Tactical Allocation (ETFs) categories. The Trustees noted that the proposed expense ratio of 0.75% for the Fund, plus anticipated acquired fund fees between 0.05% and 0.15%, correspond to a net expense ratio between 0.80% and 0.90%. The Trustees noted that the proposed net expense ratio is lower than the median, and average expense ratios, and at the low end of the high- to low- range of net expenses, for the Fund’s peer group of funds and the Morningstar Tactical Allocation (ETFs) categories. The Trustees discussed and favorably viewed Rational’s willingness to subsidize fund expenses under the proposed expense limitation agreement between the Trust and Rational. The Trustees also considered the index licensing fee arrangement pursuant to which Rational would pay two-thirds of the net advisory fee, less any marketing expenses.

Profitability. The Trustees discussed the profitability analysis provided by Rational concerning the Fund. They considered that Rational was projecting a net loss resulting from the services it would provide to the Fund during its first 24 months of operation.

“Fall-out” Benefits. The Trustees considered fall-out benefits received by Rational and its affiliates from their relationship with the Fund and the Trust.

Economies of Scale. The Trustees considered the terms of the Management Agreement and noted that it did not contain breakpoints to reduce the fee rate on assets at certain levels. The Trustees noted that as the Fund’s assets grow, breakpoints could allow Rational to share the resulting economies of scale with the Fund and its future shareholders. They noted that Rational estimates that the Fund would not benefit from economies of scale until the Fund reaches $65 million in assets. They discussed the potential for growth of the assets of the Fund and determined that the issue of economies of scale would be revisited as assets of the Fund increase.

Conclusion. No single factor was determinative to the decision of the Trustees. Having reviewed and discussed in depth such information from Rational as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Trustees concluded that approval of the Management Agreement between Rational and the Trust, on behalf of the Fund, was in the best interests of the Fund and its future shareholders.

Annual Shareholder Report | 21

Additional Information (Continued)

Consideration and Renewal of Management Agreement between Strategy Shares and Rational Advisors, Inc. with respect to Strategy Shares Nasdaq 7HANDL™ Index ETF (Unaudited)

In connection with a regular in-person meeting held on December 13, 2019, the Board of Trustees (the “Board” or the “Trustees”) of Strategy Shares (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of the renewal of the management agreement between the Trust and Rational Advisors, Inc. (“Rational”) with respect to Strategy Shares Nasdaq 7HANDL™ Index ETF (the “Fund”), a series of the Trust (the “Management Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement. In connection with their deliberations regarding approval of the Management Agreement, the Trustees reviewed materials prepared by Rational (the “Rational 15(c) Response”). The Trustees also considered the information presented at Board meetings throughout the year.

Nature, Extent and Quality of Services. The Trustees reviewed the Rational 15(c) Response and considered the unique nature of the Fund’s strategy. The Trustees reviewed information concerning the background and experience of the portfolio management and other personnel who provide services to the Fund, as well as information concerning Rational’s financial condition and resources; business operations; and compliance program. After further discussion, the Trustees were of the view that Rational had sufficient quality of personnel, resources, operations and compliance policies and procedures essential to performing its duties under the Management Agreement and that the nature, overall quality and extent of the advisory services provided to the Fund by Rational were acceptable.

Performance. The Trustees reviewed the Fund’s investment performance for various periods ended September 30, 2019. The Trustees noted that the Fund outperformed the peer group average and Morningstar Allocation 30-50% + Equity (ETF) Category for the one-year and since inception (January 16, 2018) periods. The Board also noted that the Fund underperformed the benchmark, the Bloomberg Barclays U.S. Aggregate TR Index, for the one-year period and since inception periods. The Board also noted that the Fund outperformed the Nasdaq 7HANDL TR Index for the one-year period but underperformed for the since inception period. The Board noted that the Fund has delivered returns in line with the Nasdaq 7HANDL TR Index and a regular 7% distribution yield.

Fees and Expenses. The Board reviewed the Fund’s fees and expenses in comparison to those of funds in the Fund’s peer group and Morningstar categories. The Board considered that Rational received a maximum annual advisory fee of 0.60% with respect to the Fund, which is higher than the average advisory fees paid by funds in the peer group and in the Morningstar Allocation 30-50% + Equity (ETF) Category.

Profitability. The Trustees referred to a profitability analysis that was prepared by Rational and analyzed whether the amount of profit with respect to the Fund was excessive. The Trustees concluded that Rational’s profit margin was reasonable in terms of actual dollars and as a percentage of revenue.

“Fall-out” Benefits. The Trustees considered fall-out benefits received by Rational and its affiliates from their relationship with the Fund and the Trust.

Economies of Scale. The Trustees considered whether Rational had realized economies of scale with respect to the management of the Fund. The Trustees agreed that the Fund had not yet reached an asset level that would reflect economies of scale.

Conclusion. The Trustees considered many factors, and no single factor was determinative to the decision of the Trustees concerning the renewal of the Management Agreement. Having requested, reviewed and discussed in depth such information from Rational as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Trustees considered the 15(c) factors and concluded that the renewal of the Management Agreement with Rational on behalf of the Fund was in the best interests of the shareholders of the Fund.

22 | Annual Shareholder Report

Board of Trustees and Trust Officers (Unaudited)

The following tables provide information about Board of Trustees and the senior officers of the Trust. Each of the Trustees is deemed to be an Independent Trustee of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions) . Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Funds’ most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years. Please note that the information consolidates and includes historical information from their service as Trustee or officer of the Original Trusts. Unless otherwise noted, the business address of each person listed below is c/o Strategy Shares, 36 North New York Avenue, Huntington, NY 11743. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and officer also serves in the same capacity for Mutual Fund and Variable Insurance Trust, another open-end investment company whose series are managed by the Advisor. Collectively, the Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, Variable Insurance Trust, AlphaCentric Prime Meridian income Fund and the TCG Financial Series Trusts I-X comprise the “Fund Complex” as of April 30, 2020.

Independent Trustees Background

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee

Tobias Caldwell Year of Birth: 1967	Chairman of the Board and Trustee	Since January 2016	Managing Member, Genovese Family Enterprises, LLC (1999 – present) (real estate firm); Managing member, PTL Real Estate, LLC (2000 – present) (real estate/investment firm); Managing member, Bear Properties, LLC (2006 – present) (real estate firm).	61	Chairman of the Board of Trustees, Mutual Fund and Variable Insurance Trust, (January 2016 – present); Lead independent trustee and Chairman of Audit Committee, Mutual Fund Series Trust (2006 – present), Independent Trustee and Chair of Audit Committee, Variable Insurance Trust (2010 – present); Trustee, M3Sixty Funds Trust (2016 – present); Chairman of the Board, AlphaCentric Prime Meridian Income Fund (July 2018 – present).

Stephen P. Lachenauer Year of Birth: 1967	Trustee and Audit Committee Chairman	Since January 2016	Attorney, private practice (2011 – present).	19	Chair of the Audit Committee and Trustee, Mutual Fund and Variable Insurance Trust (January 2016 – present); Trustee, TCG Financial Series Trusts I-X (2015 – present); Trustee and Chair of the Audit Committee, AlphaCentric Prime Meridian Income Fund (July 2018 – present).

Donald McIntosh Year of Birth: 1967	Trustee	Since January 2016	Credit risk review analyst, Santander Holdings USA (May 2015 – present); Governance analyst, Santander Bank (2011 – April 2015).	19	Trustee, Mutual Fund and Variable Insurance Trust (January 2016 – present); Trustee, TCG Financial Series Trusts I-X (2015 – present); Trustee, AlphaCentric Prime Meridian Income Fund (July 2018 – present).

*	The term of office of each Trustee is indefinite.

**	The “Fund Complex” includes the Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, Variable Insurance Trust, AlphaCentric Prime Meridian Income Fund and the TCG Financial Series Trusts I-X, each a registered investment company.

Annual Shareholder Report | 23

Board of Trustees and Trust Officers (Unaudited) (Continued)

Officers*

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Jerry Szilagyi 53 Palmeras St., Suite 601 San Juan, PR 00901 Year of Birth: 1962	President and Chief Executive Officer	Since March 2016

President, Rational Advisors, Inc., January 2016 – present; Chief Executive Officer, Catalyst Capital Advisors LLC, January 2006 – present; Member, AlphaCentric Advisors LLC, February 2014 – present; Managing Member, MFund Distributors LLC, October 2012 – present; Managing Member, MFund Services LLC, January 2012 – present; President, Abbington Capital Group LLC, 1998 – present; CEO, Catalyst Capital International, LLC, 2017 – present; President, USA Mutuals, Inc., March 2011 – July 2016; President, Cross Sound LLC, June 2011 – July 2016; CEO, Catalyst International Advisors LLC, November 2019 – present; CEO, Insights Media LLC, November 2019 – present; CEO, MFund Management LLC, November 2019 – present.

James Szilagyi Year of Birth: 1963	Treasurer	Since March 2016	Product Manager, Catalyst Capital Advisors LLC, September 2015 – present; Senior Business Consultant, Fidelity Information Services, 2011 – September 2015.

Frederick J. Schmidt Year of Birth: 1959	Chief Compliance Officer	Since March 2016	Director, MFund Services LLC, May 2015 – present; Director & Chief Compliance Officer, Citi Fund Services, 2010 – 2015.

Jennifer A. Bailey Year of Birth: 1968	Secretary	Since March 2016	Director of Legal Services, MFund Services LLC, February 2012 – present.

Michael Schoonover 53 Palmeras St., Suite 601 San Juan, PR 00901 Year of Birth: 1983	Vice President	Since June 2018	Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., June 2017 – present; Portfolio Manager, Catalyst Capital Advisors LLC, December 2013 – present; Portfolio Manager, Rational Advisors, Inc., January 2016 – May 2018; President, MFund Distributors LLC, January 2020 – present; COO, Catalyst International Advisors LLC, November 2019 – present; COO, Insights Media LLC, November 2019 – present; COO, MFund Management LLC, November 2019 – present.

*	Officers do not receive any compensation from the Trust

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at 855-477-3837 to request a copy of the SAI or to make shareholder inquiries.

24 | Annual Shareholder Report

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strategyshares

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-855-HSS-ETFS or 1-855-477-3837 or at www.strategysharesetfs.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-PORT. Prior to April 30, 2020 these filings were made on Form N-Q. These filings are available on the SEC’s website at www.sec.gov. You may also access this information at www.strategysharesetfs.com by selecting “Form N-PORT,” or for filings made before April 30, 2020, “Form N-Q.”

Rational Advisors, Inc. is the investment advisor of the Funds. Rational Advisors, Inc. maintains corporate records of the Funds. Foreside Fund Services, LLC is the principal underwriter and distributor of each Fund’s shares.

Exchange-traded funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in exchange-traded funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

Strategy Shares Nasdaq 7HANDL™	Strategy Shares Newfound/ReSolve
Index ETF (HNDL)	Robust Momentum ETF (ROMO)
Cusip 86280R506	Cusip 86280R886

Strategy Shares Shareholder Services: 1-855-477-3837

strategyshares

Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS)

A P R I L  30 ,  2 0 2 0

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on http://dhfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by notifying your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

strategyshares

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Expense Examples (Unaudited)	April 30, 2020

As a Fund shareholder, you may incur two types of costs:

(1) transaction costs, including commissions on trading, as applicable; and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense examples below are based on an investment of $1,000 invested at January 16, 2020 and held through the period ended April 30, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $ 8,600 account value divided by $ 1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Actual Ending	Hypothetical	Actual		Hypothetical	Annualized
	Account	Account	Ending	Expenses	Total	Expenses	Net Expense
	Value	Value	Account Value	Paid During	Return	Paid During	Ratio During
Fund	1/16/20	4/30/20	4/30/20	the Period(1)	at NAV	the Period(2)(3)	the Period
Day Hagan/Ned Davis Research Smart Sector ETF	$1,000.00	$886.60	$1,021.48	$1.84	(11.34)%	$3.42	0.68%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 105/366 to reflect the period from January 16, 2020 (date of commencement of operations) to April 30, 2020.

(2)	Expenses are equal to the average hypothetical account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

(3)	Represents the hypothetical 5% annual return before taxes.

Annual Shareholder Report | 1

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS)	April 30, 2020

Portfolio of Investments Summary Table

Percentage of Fair Value
Exchange-Traded Funds	100.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2020, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Fair Value
Exchange-Traded Funds — 50.4%
51,288	Communication Services Select Sector
	SPDR Fund ETF	$2,578,761
28,439	Consumer Discretionary Select Sector
	SPDR Fund ETF	3,315,987
44,140	Consumer Staples Select Sector
	SPDR Fund ETF	2,571,596
4,883	Energy Select Sector SPDR Fund ETF	185,554
104,622	Financial Select Sector SPDR Fund ETF	2,384,335
24,814	Health Care Select Sector SPDR Fund ETF	2,474,700
21,619	Industrial Select Sector SPDR Fund ETF	1,388,156
2,143	Materials Select Sector SPDR Fund ETF	111,179
6,148	Real Estate Select Sector SPDR Fund ETF	208,540
57,887	Technology Select Sector SPDR Fund ETF	5,291,452
3,616	Utilities Select Sector SPDR Fund ETF	207,052
11,685	Vanguard Communication Services ETF	1,018,348
2,775	Vanguard Health Care ETF	522,866
4,335	Vanguard Information Technology ETF	1,049,069
Total Exchange-Traded Funds (Cost $23,999,612)		$23,307,595
Total Investments — 50.4% (Cost $23,999,612)		$23,307,595
Other Assets less Liabilities — 49.6%		22,970,128

Net Assets — 100.0%		$46,277,723

ETF — Exchange-Traded Fund

SPDR — Standard and Poor’s Depositary Receipts

(See notes which are an integral part of the Financial Statements)

2 | Annual Shareholder Report

Statement of Assets and Liabilities	April 30, 2020

Day Hagan/Ned
Davis Research Smart
Sector ETF (SSUS)
Assets:
Investments, at value (Cost $23,999,612)	$23,307,595
Cash and Cash Equivalents	22,442,121
Dividends and interest receivable	3,149
Receivable for capital shares issued	1,101,851
Total Assets	46,854,716
Liabilities:
Payable for investments purchased	554,117
Accrued expenses:
Advisory	22,876
Total Liabilities	576,993
Net Assets	$46,277,723
Net Assets consist of:
Paid in Capital	$50,413,051
Total Distributable Earnings / (Loss)	(4,135,328)
Net Assets	$46,277,723

Net Assets:	$46,277,723
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	2,100,000
Net Asset Value (offering and redemption price per share):	$22.04

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 3

Statement of Operations

Day Hagan/Ned
Davis Research Smart
Sector ETF (SSUS)
For the period
January 16, 2020(a)
through April 30, 2020
Investment Income:
Dividend income	$88,424
Total Investment Income	88,424
Expenses:
Advisory	66,188
Total Net Expenses	66,188
Net Investment Income	22,236
Realized and Unrealized Gains (Losses):
Net realized losses from investment transactions	(3,465,547)
Change in unrealized depreciation on investments	(692,017)
Net Realized and Unrealized Gains (Losses)	(4,157,564)
Change in Net Assets Resulting From Operations	$(4,135,328)

(a)	Commencement of operations.

(See notes which are an integral part of the Financial Statements)

4 | Annual Shareholder Report

Statement of Changes in Net Assets

Day Hagan/Ned
Davis Research Smart
Sector ETF (SSUS)
For the period
January 16, 2020(a)
through April 30, 2020
From Investment Activities:
Operations:
Net investment income	$22,236
Net realized losses from investment transactions	(3,465,547)
Change in unrealized depreciation on investments	(692,017)
Change in net assets resulting from operations	(4,135,328)
Distributions to Shareholders From:
Total Distributions Paid	—
Change in net assets from distributions	—
Capital Transactions:
Proceeds from shares issued	50,413,051
Change in net assets from capital transactions	50,413,051
Change in net assets	46,277,723
Net Assets:
Beginning of period	—
End of period	$46,277,723
Share Transactions:
Issued	2,100,000
Change in shares	2,100,000

(a)	Commencement of operations.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 5

Financial Highlights	Strategy Shares

	Net Asset Value,	Net	Net realized and	Total from
	beginning	investment	unrealized gains	investment
	of period	income(a)	(losses)	activities
Day Hagan/Ned Davis Research Smart Sector ETF (SSUS)
January 16, 2020(f) through April 30, 2020	$24.86	0.01	(2.83)	(2.82)

(a)	Calculated using the average shares method.

(b)	Not annualized for periods less than one year.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	Annualized for periods less than one year.

(f)	Commencement of operations.

(See notes which are an integral part of the Financial Statements)

6 | Annual Shareholder Report

			Ratio of	Ratio of	Ratio of
			Net Expenses	Gross Expenses	Net Investment	Net Assets at
Net Asset Value,	Total return	Total return	to Average	to Average	Income to Average	end of period	Portfolio
end of period	at NAV(b)(c)	at market(b)(d)	Net Assets(e)	Net Assets(e)	Net Assets(e)	(000’s)	turnover(b)
$22.04	(11.34)%	(10.90)%	0.68%	0.68%	0.23%	$46,278	27%

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 7

Notes to Financial Statements	April 30, 2020

(1)	Organization

Strategy Shares (the “Trust”) was organized on September 7, 2010 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. Currently, the Trust offers its Shares in three separate series. The assets of each series are segregated and a shareholder’s interest is limited to the series in which shares are held. The accompanying Financial Statements relate to Day Hagan/Ned Davis Research Smart Sector ETF (SSUS) (the “Fund”). The Fund is classified as non-diversified under the 1940 Act and is an actively-managed exchange-traded fund. The investment objective of the Fund is to seek long-term capital appreciation and preservation of capital. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies, and strategies.

The Fund commenced operations on January 16, 2020.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in large blocks, currently 25,000 Shares, called “Creation Units.” Creation Units are issued and redeemed principally in- kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Under the Trust’s organizational documents, its officers and Board of Trustees (“the Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A.	Investment Valuations

The Fund holds investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures adopted by the Trust’s Board. Pursuant to these procedures, the Fund may use a pricing service, bank, or broker-dealer experienced in such matters to value the Fund’s securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Fund would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Fund’s investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Quoted prices in active markets for identical assets.

●	Level 2 – Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable pricing inputs at the measurement date (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Equity securities (including foreign equity securities) traded on a securities exchange are valued at the last reported sales price on the principal exchange. Equity securities quoted by Nasdaq are valued at the Nasdaq official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by a security pricing service. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

The following table provides the fair value measurement as of April 30, 2020.

Fund	Level 1	Total Investments
Day Hagan/Ned Davis Research Smart Sector ETF
Exchange-Traded Funds	$23,307,595	$23,307,595
Total Investments	$23,307,595	$23,307,595

8 | Annual Shareholder Report

Notes to Financial Statements (Continued)

B.	Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by the Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Fund may be subject to foreign taxes on gains in investments or currency repatriation. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

C.	Cash and Cash Equivalents

Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

D.	Dividends and Distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments, differing treatment of income relating to swap agreements), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to wash sales and differing treatment on certain investments. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

The Fund may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

E.	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among all series of the Trust in relation to the net assets of each series or on another reasonable basis. The Trust may share expenses with Mutual Fund & Variable Insurance Trust, an open-end management investment company managed by Rational Advisors, Inc. Those expenses that are shared are allocated proportionally among each of the trusts or on another reasonable basis.

(3)	Investment Advisory and Other Contractual Services

A.	Investment Advisory Fees

Donald L. Hagan, LLC, doing business as Day Hagan Asset Management (the “Advisor”), serves as the Fund’s investment advisor pursuant to a Management Agreement. Subject at all times to the supervision and approval of the Board, the Advisor is responsible for the overall management of the Trust. The Advisor has arranged for distribution, custody, fund administration, transfer agency and all other services necessary for the Fund to operate. The Advisor receives a fee for its services, a “Unified Fee.” The Fund pays 0.68% of the Fund’s average daily net assets, computed daily and paid monthly. Out of the Unified Fee, the Advisor is obligated to pay or arrange for the payment of substantially all expenses of the Fund, (including, without limitation, transfer agent fees, administrative fees and expenses, custodian fees, legal fees, accounting fees, any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, all expenses of preparing the Trust’s registration statement and prospectus for the Fund, and the cost of printing and delivering to shareholders prospectuses and reports), except the Fund’s management fee; taxes; brokerage commissions and trading costs; interest expense (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non- routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs), each of which is paid by the Fund. The Advisor’s Unified Fee is designed to cause substantially all of the Fund’s expenses to be paid and to compensate the Advisor for providing services for the Fund.

B.	Distribution and Shareholder Services Fees

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s Shares. The Distributor is compensated by the Advisor in accordance with a Distribution Services Agreement between the Advisor and the Distributor. The Trust has adopted but has yet to implement a Rule 12b-1 Distribution Plan (the “Plan”). The Plan is designed to compensate or reimburse financial intermediaries (including the Distributor, the Advisor, and their affiliates) for activities principally intended to result in the sale of Fund shares, such as advertising and marketing of shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Fund. Pursuant to the Plan, the Fund may pay a 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. No 12b-1 fee is currently paid by the Fund and the Board has not approved any payments under the Plan.

C.	General

The Advisor paid all organizational and offering costs of the Fund.

Annual Shareholder Report | 9

Notes to Financial Statements (Continued)

(4)	Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the fiscal period ended April 30, 2020 were as follows:

Fund	Purchases	Sales
Day Hagan/Ned Davis Research Smart Sector ETF	$6,954,071	$25,439,543

Purchases and sales of in-kind transactions for the fiscal period ended April 30, 2020 were as follows:

Fund	Purchases	Sales
Day Hagan/Ned Davis Research Smart Sector ETF	$45,950,631	$—

(5)	Capital Share Transactions

Shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in shares for the Fund are disclosed in detail on the Statement of Changes in Net Assets.

The consideration for the purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of the Fund’s specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The standard charge and maximum transaction fee for the Fund are $250 and $1,000, respectively.

From time to time, settlement of securities related to subscriptions-in-kind or redemptions-in-kind may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities payable related to in-kind transactions” on the Statement of Assets and Liabilities.

During the fiscal period ended April 30, 2020, the Fund received securities in exchange for subscriptions of capital shares (subscriptions-in-kind) as follows:

Fund	Fair Value
Day Hagan/Ned Davis Research Smart Sector ETF	$45,950,631

(6)	Federal Income Taxes

It is the policy of the Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Fund to record a tax liability and, therefore, there is no impact to the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the fiscal period ended April 30, 2020, the Fund did not incur any interest or penalties.

As of April 30, 2020, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Day Hagan/Ned Davis Research Smart Sector ETF	$24,323,737	$369,085	$(1,385,227)	$(1,016,142)

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to basis adjustments for wash sales.

As of April 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed		Accumulated	Unrealized	Total
	Ordinary	Long Term	Accumulated	Capital and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Earnings	Other Losses	(Depreciation)	Earnings (Deficit)
Day Hagan/Ned Davis Research Smart Sector ETF	$22,236	$—	$22,236	$(3,141,422)	$(1,016,142)	$(4,135,328)

As of April 30, 2020, the Fund has a net capital loss carryforward (“CLCF”) as summarized in the table below. This CLCF is not subject to expiration:

	Short-Term	Long-Term
Fund	Amount	Amount	Total
Day Hagan/Ned Davis Research Smart Sector ETF	$3,141,422	$—	$3,141,422

10 | Annual Shareholder Report

Notes to Financial Statements (Continued)

(7)	Investment Risks ETF Risk

The NAV of the Fund can fluctuate up or down, and you could lose money investing in the Fund if the prices of the securities owned by the Fund decline. In addition, the Fund may be subject to the following risks: (1) the market price of the Fund’s shares may trade above or below its NAV; (2) an active trading market for the Fund’s shares may not develop or be maintained; or (3) trading of the Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Market Risk

Overall market risks may also affect the value of the Fund. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Underlying Fund Risk

The ETFs in which the Fund invests, are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks.

(8)	Subsequent Events

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of April 30, 2020.

Annual Shareholder Report | 11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Day Hagan/Ned Davis Research Smart Sector ETF and

Board of Trustees of Strategy Shares

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Day Hagan/Ned Davis Research Smart Sector ETF (the “Fund”), a series of Strategy Shares, as of April 30, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period January 16, 2020 (commencement of operations) through April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.

Chicago, Illinois

June 25, 2020

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

12 | Annual Shareholder Report

Additional Information

Consideration and Approval of Management Agreement between Strategy Shares and Day Hagan Asset Management with respect to Day Hagan/Ned Davis Research Smart Factor ETF (Unaudited)

In connection with a regular in-person meeting held on September 20, 2019, the Board of Trustees (the “Board” or the “Trustees”) of Strategy Shares (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of the management agreement between the Trust and Donald L. Hagan, LLC, doing business as Day Hagan Asset Management (“Day Hagan”), with respect to Day Hagan/Ned Davis Research Smart Factor ETF (the “Fund”), a series of the Trust (the “Management Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement. In connection with their deliberations regarding approval of the Management Agreement, the Trustees reviewed materials prepared by Day Hagan (the “Day Hagan 15(c) Response”).

Nature, Extent and Quality of Services. The Trustees considered the significant investment experience of Day Hagan’s key personnel and the firm’s experience managing registered investment companies structured as open-end mutual funds. The Trustees noted the Trust’s CCO’s familiarity with Day Hagan and considered his reported satisfaction with Day Hagan’s compliance program and its responsiveness to management’s communications and requests. After further discussion and review of the Day Hagan 15(c) Response, the Trustees concluded that Day Hagan would provide an acceptable level of services to the Fund.

Performance. The Trustees could not consider the performance of the Fund as it had not yet commenced operations. The Trustees reviewed the performance of a composite of accounts using the same strategies as those to be used for the Fund (“Composite”) relative to the Fund’s benchmark, the S&P 500® Index, for the one-year and since inception (September 30, 2016) periods ended December 31, 2018. The Board noted that the Composite had underperformed its benchmark but otherwise posted positive returns for both periods. The Board then considered their discussion with Day Hagan at the June 24, 2019 Board meeting regarding the strategies’ risk management models. The Trustees acknowledged the Composite performance, and noted that the Board would revisit the Fund’s performance after it has commenced investment operations.

Fees and Expenses. The Trustees discussed the unified management fee structured proposed for the Fund. The Trustees compared the proposed unitary management fee of 0.68% of daily net assets and estimated total expense ratio for the first year of operations of 0.78%, which includes 0.10% of acquired fund fees and expenses, to the average fees and expenses for funds in the peer group, noting that the management fee and estimated total expense ratio of the Fund were higher than most of the funds within the peer group. The Trustees then discussed the estimated total expenses of the Fund relative to the Morningstar Large Cap Growth category and the Morningstar Large Cap Blend category. The Trustees observed that the Fund’s estimated expenses were higher than the average expenses of the funds within the Morningstar Large Cap Growth category but lower than those of the funds within the Morningstar Large Cap Blend category. The Board acknowledged that Day Hagan believes that the Morningstar Large Cap Blend category is the more appropriate category for the Fund. After further discussion, the Board noted the proposed management fee and total expense ratio.

Profitability. The Trustees discussed the profitability analysis provided by Day Hagan concerning the Fund. They considered that Day Hagan was projecting a net profit resulting from the services it would provide to the Fund during its first 24 months of operations. The Trustees also noted that the portfolio managers of the Fund are owners of Day Hagan and are compensated through the net profits of the firm.

Economies of Scale. The Trustees considered the terms of the Management Agreement and noted that it did not contain breakpoints, which would reduce the fee rate to be paid by the Fund as assets reached certain levels. The Trustees noted that as the Fund’s assets grow, breakpoints could allow Day Hagan to share the resulting economies of scale with the Fund and its future shareholders. They discussed the potential for growth of assets of the Fund and determined that the issue of economies of scale would be revisited as assets of the Fund grow materially.

“Fall-out” Benefits. The Trustees considered fall-out benefits anticipated to be received by Day Hagan and its affiliates from its relationship with the Fund and the Trust.

Conclusion. Having requested, reviewed and discussed in depth such information from Day Hagan as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Trustees concluded that the approval of the Management Agreement between Day Hagan and the Trust, on behalf of the Fund, was in the best interests of the Fund and its future shareholders.

Annual Shareholder Report | 13

Board of Trustees and Trust Officers (Unaudited)

The following tables provide information about Board of Trustees and the senior officers of the Trust. Each of the Trustees is deemed to be an Independent Trustee of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Fund’s most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years. Please note that the information consolidates and includes historical information from their service as Trustee or officer of the Trust. Unless otherwise noted, the business address of each person listed below is c/o Strategy Shares, 36 North New York Avenue, Huntington, NY 11743. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and officer also serves in the same capacity for Mutual Fund and Variable Insurance Trust, another open-end investment company whose series are managed by Rational Advisors, Inc., which manages two other series of the Trust. Collectively, the Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, Variable Insurance Trust, AlphaCentric Prime Meridian Income Fund and the TCG Financial Series Trusts I-X comprise the “Fund Complex” as of April 30, 2020.

Independent Trustees Background

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee

Tobias Caldwell Year of Birth: 1967	Chairman of the Board and Trustee	Since January 2016	Managing Member, Genovese Family Enterprises, LLC (1999 – present) (real estate firm); Managing member, PTL Real Estate, LLC (2000 – present) (real estate/investment firm); Managing member, Bear Properties, LLC (2006 – present) (real estate firm).	61	Chairman of the Board of Trustees, Mutual Fund and Variable Insurance Trust, (January 2016 – present); Lead independent trustee and Chairman of Audit Committee, Mutual Fund Series Trust (2006 – present), Independent Trustee and Chair of Audit Committee, Variable Insurance Trust (2010 – present); Trustee, M3Sixty Funds Trust (2016 – present); Chairman of the Board, AlphaCentric Prime Meridian Income Fund (July 2018 – present).

Stephen P. Lachenauer Year of Birth: 1967	Trustee and Audit Committee Chairman	Since January 2016	Attorney, private practice (2011 – present).	19	Chair of the Audit Committee and Trustee, Mutual Fund and Variable Insurance Trust (January 2016 – present); Trustee, TCG Financial Series Trusts I-X (2015 – present); Trustee and Chair of the Audit Committee, AlphaCentric Prime Meridian Income Fund (July 2018 – present).

Donald McIntosh Year of Birth: 1967	Trustee	Since January 2016	Credit risk review analyst, Santander Holdings USA (May 2015 – present); Governance analyst, Santander Bank (2011 – April 2015).	19	Trustee, Mutual Fund and Variable Insurance Trust (January 2016 – present); Trustee, TCG Financial Series Trusts I-X (2015 – present); Trustee, AlphaCentric Prime Meridian Income Fund (July 2018 – present).

*	The term of office of each Trustee is indefinite.

**	The “Fund Complex” includes the Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, Variable Insurance Trust, AlphaCentric Prime Meridian Income Fund and the TCG Financial Series Trusts I-X, each a registered investment company.

14 | Annual Shareholder Report

Board of Trustees and Trust Officers (Unaudited) (Continued)

Officers*

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Jerry Szilagyi 53 Palmeras St., Suite 601 San Juan, PR 00901 Year of Birth: 1962	President and Chief Executive Officer	Since March 2016	President, Rational Advisors, Inc., January 2016 – present; Chief Executive Officer, Catalyst Capital Advisors LLC, January 2006 – present; Member, AlphaCentric Advisors LLC, February 2014 – present; Managing Member, MFund Distributors LLC, October 2012 – present; Managing Member, MFund Services LLC, January 2012 – Present; President, Abbington Capital Group LLC, 1998 – present; CEO, Catalyst Capital International, LLC, 2017 – present; President, USA Mutuals, Inc., March 2011 – July 2016; President, Cross Sound LLC, June 2011 – July 2016; CEO, Catalyst International Advisors LLC, November 2019 – present; CEO, Insights Media LLC, November 2019 – present; CEO, MFund Management LLC, November 2019 – present.

James Szilagyi Year of Birth: 1963	Treasurer	Since March 2016	Product Manager, Catalyst Capital Advisors LLC, September 2015 – present; Senior Business Consultant, Fidelity Information Services, 2011 – September 2015.

Frederick J. Schmidt Year of Birth: 1959	Chief Compliance Officer	Since March 2016	Director, MFund Services LLC, May 2015 – present; Director & Chief Compliance Officer, Citi Fund Services, 2010 – 2015.

Jennifer A. Bailey Year of Birth: 1968	Secretary	Since March 2016	Director of Legal Services, MFund Services LLC, February 2012 – present.

Michael Schoonover 53 Palmeras St., Suite 601 San Juan, PR 00901 Year of Birth: 1983	Vice President	Since June 2018	Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., June 2017 – present; Portfolio Manager, Catalyst Capital Advisors LLC, December 2013 – present; Portfolio Manager, Rational Advisors, Inc., January 2016 – May 2018; President, MFund Distributors LLC, January 2020 – present; COO, Catalyst International Advisors LLC, November 2019 – present; COO, Insights Media LLC, November 2019 – present; COO, MFund Management LLC, November 2019 – present.

*	Officers do not receive any compensation from the Trust

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at 1-800-594-7930 to request a copy of the SAI or to make shareholder inquiries.

Annual Shareholder Report | 15

strategyshares

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-594-7930 or at https://dhfunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on Form N-PORT. These filings are available on the SEC’s website at www.sec.gov. You may also access this information at https://dhfunds.com by selecting “Form N-PORT.”

Donald L. Hagan, LLC, doing business as Day Hagan Asset Management is the investment advisor of the Fund. Day Hagan Asset Management maintains corporate records of the Fund. Foreside Fund Services, LLC is the principal underwriter and distributor of the Fund’s shares.

Exchange-traded funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in exchange-traded funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Fund’s objectives and policies, management fees, expenses and other information.

Day Hagan/Ned Davis Research

Smart Sector ETF (SSUS)

Cusip 86280R803

Strategy Shares Shareholder Services: 1-855-477-3837

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Stephen P. Lachenauer, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $32,000

Fiscal year ended 2019: $31,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $ -

Fiscal year ended 2019: $ -

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $10,000

Fiscal year ended 2019: $11,500

Fees for 2019 and 2020 related to the review of the registrant’s tax returns.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $ -

Fiscal year ended 2019: $ -

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit and Non-Audit Services Pre-Approval Policies and Procedures

I.        Purpose

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of The Huntington Strategy Shares (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Trust in order assure that they do not impair the auditor’s independence from the Trust. In addition, the Audit Committee also must pre-approve its independent auditor’s engagement for non-audit services with the Trust’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and/or financial reporting of the Trust.

To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Audit Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) a general pre-approval, or (ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II.        General Pre-Approval Policies

It is the policy of the Audit Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, if any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Trust’s independent auditor may not include the following:

1.	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

2.	Financial information systems design and implementation;

3.	Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

4.	Actuarial services;

5.	Internal audit outsourcing services;

6.	Management functions or human resources;

7.	Broker-dealer, investment adviser or investment banking services; and

8.	Legal services and expert services unrelated to the audit.

III.        Procedures for Pre-Approval by the Audit Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.	All requests for pre-approval shall be made to the full Audit Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee. The Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

a.        audit engagement, particularly for interim periods;

b.        tax compliance, tax planning, and tax advice;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.        review of IRS shareholder materials;

e.	review and validation of Trust procedures (e.g., valuation, interTrust lending, etc.), and

f.        market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	In accordance with PCAOB Rule 3524, requests for pre-approval of permissible tax services by the independent auditor must have the following items described in writing for the audit committee:

a.	the scope of the proposed tax service,

b.	the fee structure for the engagement,

c.	any side letters, amendments to the engagement letter or any other agreements, whether oral, written, or otherwise, relating to the service between the audit firm and the Trusts, and

d.	any compensation arrangements or other agreements between the audit firm and any third party with respect to promoting, marketing, or recommending a transaction covered by the proposed tax service.

The audit firm should discuss with the Audit Committee the potential effect of the proposed tax service(s) on the audit firm’s independence.

8.	Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

9.	The Audit Committee’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes.

10.	The Audit Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

11.	The Audit Committee’s action on a request for pre-approval shall be reported to the full Board of Trustees.

12.        Pre-approvals will be granted for a period of no more than one year.

IV.        Procedures for Pre-Approval by a Delegate of the Audit Committee

1.	Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, the Chairman of the Audit Committee has been so appointed, and such appointment may be revoked or modified by the Audit Committee at any time.)

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

a.        audit engagement, particularly for interim periods;

b.        tax compliance, tax planning, and tax advice;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.        review of IRS shareholder materials;

e.	review and validation of Trust procedures (e.g., valuation, interfund lending, etc.); and

f.        market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

7.	The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Trust’s management.

8.	Pre-approvals by the Delegate shall be reviewed by the Audit Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.

9.	Pre-approvals by the Delegate may be modified or revoked by the Audit Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Audit Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes and reported to the full Board of Trustees.

11.	Pre-approvals will be granted by the Delegate for a period of no more than one year.

V.        Procedures for Monitoring Engagements Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI.        Amendment

These Policies and Procedures may be amended or revoked at any time by the Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

(e)(2) No Services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) The registrant’s Audit Committee has considered whether the provision of non audit services that were rendered to registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Stephen P. Lachenauer (Chairman), Tobias Caldwell and Donald McIntosh.

Item 6.	Investments.

(a) The schedules of investments are included as part of the report to shareholders filed under Item 1of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Strategy Shares

By (Signature and Title) /s/ Jerry Szilagyi

Jerry Szilagyi, Chief Executive Officer

Date June 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jerry Szilagyi

Jerry Szilagyi, Chief Executive Officer

Date June 29, 2020

By (Signature and Title) /s/ James Szilagyi

James Szilagyi, Treasurer

Date June 24, 2020